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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2007

                              DELANCO BANCORP, INC.
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)

        United States                      333-139339           36-4519533
        -------------                      ----------           ----------
(State or other jurisdiction of            (Commission         (IRS Employer
incorporation or organization)             File Number)      Identification No.)

                3615 Burlington Avenue, Delanco, New Jersey 08075
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               (Address of principal executive offices) (Zip Code)

                                 (856) 461-0611
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
              ------------------------------------------

         On February 12, 2007, Delanco Bancorp, Inc., a federal stock holding company (the "Company"), Delanco MHC, a federal mutual savings and loan holding company (the "MHC"), and Delanco Federal Savings Bank, a federal savings bank (the "Bank"), entered into an Agency Agreement with Ryan Beck & Co, Inc. ("Ryan Beck"), who will act as the Company's financial advisor during the Company's stock offering and also assist in the marketing of the Company's common stock during its stock offering. For these services, Ryan Beck will receive a fee of $150,000. In the event that Ryan Beck sells common stock through a group of broker-dealers in a syndicated community offering, it will be paid a fee equal to 1.0% of the dollar amount of total shares sold in the syndicated community offering, which fee along with the fee payable to selected dealers (which may include Ryan Beck for the shares it sells) for the shares they sell shall not exceed 6.0% of the aggregate dollar amount of shares sold in the syndicated offering.

         The shares of common stock are being offered pursuant to a Registration Statement on Form SB-2 (Registration No. 333-139339) filed under the Securities Act of 1933, as amended, and a related prospectus dated February 9, 2007.

         The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

       (d)    Exhibits

              Number        Description
              ------        -----------

              1.1 Agency Agreement dated February 12, 2007 between Delanco Bancorp, Inc., Delanco MHC, Delanco Federal Savings Bank and Ryan Beck & Co, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: February 13, 2007                By: /s/ Robert M. Notigan
                                           -------------------------------------
                                           Robert M. Notigan
                                           President and Chief Executive Officer